Exhibit 99.4

April 22, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Ladies and Gentlemen:

We have been furnished with a copy of the disclosure included in Item 4.02 of Form 8-K for the matters discussed therein, to be filed by our client United Refining Company. We agree with the statements made in those items insofar as they relate to our Firm.

Yours truly,

/s/ BDO Seidman, LLP